Investments in Trading Securities	12 Months Ended
Jul. 31, 2024
Investments in Trading Securities [Abstract]
INVESTMENTS IN TRADING SECURITIES

NOTE 7 – INVESTMENTS IN TRADING SECURITIES

As of July 31, 2024 and 2023, the balance of investments in trading securities represented certain equity securities of listed companies purchased through various open market transactions by the Company during the relevant periods. The investments are initially recorded at cost, and subsequently measured at fair value with the changes in fair value recorded in other income (expenses), net in the consolidated statement of operations and comprehensive loss. For the years ended July 31, 2024 and 2023, the Company recorded a decrease in fair value of $381,370 and an increase in fair value of $192,102, respectively.